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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 26, 1998


                       REAL ESTATE ASSOCIATES LIMITED VII
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


  California                         0-13810                       95-3290316
---------------                    ------------                  --------------
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                      Number)


                            9090 Wilshire Boulevard
                                   Suite 201
                        Beverly Hills, California 90211
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                     Address of Principal Executive Offices


Registrant's telephone number, including area code:  310/278-2191
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ITEM 5.   OTHER EVENTS.

          The Registrant recently became aware through several of its limited partners that an entity identified as Bond Purchase, L.L.C. was apparently conducting a tender offer for units in the Registrant pursuant to an "Offer to Purchase Limited Partnership Interests For $43.00" dated June 26, 1998. Registrant has no further information about this "Offer to Purchase" or Bond Purchase, L.L.C. By letter dated July 15, 1998, the Registrant's general partners, on behalf of the Registrant, advised the limited partners to consult with their tax advisors about the tax consequences that could result from a sale of their units. Copies of the "Offer to Purchase" and the Registrant's letter are attached hereto as exhibits.


                                    EXHIBITS

     The following exhibits are attached to this Current Report and thereby made a part thereof:

     1. Copy of the "Offer to Purchase" documents dated June 26, 1998 as received from Registrant's limited partners.

     2. Copy of Registrant's letter to its limited partners dated July 15, 1998.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: August 9, 1998


                                     REAL ESTATE ASSOCIATES LIMITED VII,
                                     a California limited partnership

                                     By:  National Partnership Investment Corp.,
                                          a California corporation,
                                          its General Partner


                                          By:  _______________________________

                                               Its:  _________________________











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